UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2026

QUMULUSAI, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-43398	92-2681813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

817 W Peachtree Street NW, Suite 935 Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

(877) 420-9242
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	QMLS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information in Item 5.03 is hereby incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Registration Statement on Form S-1, as amended (File No. 333-292514) (the “Registration Statement”), of QumulusAI, Inc. (the “Company”), and in connection with the direct listing of the Company’s common stock on the Nasdaq Global Market (the “Direct Listing”), the Company adopted the QumulusAI, Inc. 2026 Equity Incentive Plan (the “2026 Plan”). On June 16, 2026, the Company’s shareholders, upon recommendation of the Board of Directors of the Company (the “Board”), approved the 2026 Plan to be effective upon the effectiveness of the Registration Statement.

The 2026 Plan replaces the Global Digital Holdings, Inc. 2022 Option Plan, as amended. The 2026 Plan permits the Board and Compensation Committee to grant to eligible employees, non-employee directors, and consultants of the Company non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, performance awards, non-employee director awards, and other stock-based awards. The Board and the Compensation Committee may select 2026 Plan participants and determine the nature and amount of awards to be granted.

Subject to adjustment as provided in the 2026 Plan, the maximum number of shares of Company common stock available for issuance under the 2026 Plan is 4,770,000 shares of Company common stock (the “Initial Share Pool”). The Initial Share Pool will automatically increase on January 1st of each year from 2027 until 2036 by the lesser of (i) five percent (5%) of the number of shares of common stock outstanding as of the close of business on the immediately preceding December 31st and (ii) the number of shares of common stock determined by the Board on or prior to such date for such year. No more than 1,770,000 total shares may be granted as incentive stock options.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the 2026 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additionally, the Board approved forms of award agreements for use in restricted stock units, performance share units and options under the 2026 Plan. These forms are filed as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Registration Statement, and in connection with the Direct Listing, the Company filed its Second Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) with the Secretary of State of the State of Georgia effective July 14, 2026. On June 16, 2026, the Company’s shareholders, upon recommendation of the Board, approved the Amended and Restated Articles to be filed effective upon the effectiveness of the Registration Statement. The Amended and Restated Articles amend and restate the Company’s prior amended and restated articles of incorporation in their entirety to, among other things: (i) update the Company’s registered agent, registered office, and principal office; (ii) authorize 1,100,000,000 shares of capital stock, consisting of 1,000,000,000 shares of common stock and 100,000,000 shares of preferred stock, which may be created and issued from time to time by the Company in one or more series, with such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board; (iii) establish a quorum equal to one-third (1/3) of the shares of stock of the Company entitled to vote, present in person or represented by proxy; (iv) clarify that the Board shall consist of one (1) or more members, as may be determined from time to time by the Board; (v) update director liability provisions; (vi) permit the Amended and Restated Articles to be amended by the affirmative vote of the holders of a majority of all the votes entitled to be cast by the shareholders of the Company generally in the election of directors voting together as a single voting group regardless of class or series rather than requiring a supermajority vote; (vii) permit the Company’s bylaws to be amended by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares of stock of the Company who are present in person or represented by proxy at a meeting at which a quorum is present and who are entitled to vote on the subject matter; (viii) remove the provision allowing shareholders representing at least twenty-five percent (25%) of all votes entitled to be cast by shareholders to call a special meeting of shareholders in favor of a majority standard, as set forth in the Company’s Second Amended and Restated Bylaws; and (ix) implement restrictions on certain business combinations with interested shareholders under Article 11A of the Georgia Business Corporation Code.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Articles, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Articles of Incorporation of QumulusAI, Inc. (filed herewith).

10.1	QumulusAI, Inc. 2026 Equity Incentive Plan (filed herewith).

10.2
Form of Non-Employee Director Restricted Stock Unit Award Agreement under the QumulusAI, Inc. 2026 Equity Incentive Plan (incorporated by reference to Exhibit 10.45 to Amendment No. 7 to the Company’s Registration Statement on Form S-1 filed with the SEC on July 1, 2026 (File No. 333-292514)).

10.3
Form of Employee Restricted Stock Unit Award Agreement under the QumulusAI, Inc. 2026 Equity Incentive Plan (incorporated by reference to Exhibit 10.46 to Amendment No. 7 to the Company’s Registration Statement on Form S-1 filed with the SEC on July 1, 2026 (File No. 333-292514)).

10.4
Form of Employee Performance Share Unit Award Agreement under the QumulusAI, Inc. 2026 Equity Incentive Plan (incorporated by reference to Exhibit 10.47 to Amendment No. 7 to the Company’s Registration Statement on Form S-1 filed with the SEC on July 1, 2026 (File No. 333-292514)).

10.5
Form of Employee Incentive Stock Option Award Agreement under the QumulusAI, Inc. 2026 Equity Incentive Plan (incorporated by reference to Exhibit 10.48 to Amendment No. 7 to the Company’s Registration Statement on Form S-1 filed with the SEC on July 1, 2026 (File No. 333-292514)).

10.6
Form of Employee Non-Qualified Stock Option Award Agreement under the QumulusAI, Inc. 2026 Equity Incentive Plan (incorporated by reference to Exhibit 10.49 to Amendment No. 7 to the Company’s Registration Statement on Form S-1 filed with the SEC on July 1, 2026 (File No. 333-292514)).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUMULUSAI, INC.

By:	/s/ Scott Krosnowski
Scott Krosnowski
Chief Financial Officer

Date: July 16, 2026